===============================================================================
                                               --------------------------------
                                               \        OMB APPROVAL          \
                                               \------------------------------\
                                          \    \  OMB Number:      3235-0059  \
 DELETE IF NOT REQUIRED  -------------------   \  Expires:  January 31, 2002  \
                                          /    \  Estimated average burden    \
                                               \  hours per response....13.12 \
                                               --------------------------------
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. 1)
Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                    Washington Real Estate Investment Trust
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------
Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

                     WASHINGTON REAL ESTATE INVESTMENT TRUST
                       6110 Executive Boulevard, Suite 800
                           Rockville, Maryland 20852

                                 PROXY STATEMENT

     This Proxy Statement is furnished by the Trust's Board of Trustees (the "Board") in connection with its solicitation of proxies for use at the Annual Meeting of Shareholders on May 21, 2002 and at any and all adjournments thereof. Mailing of this Proxy Statement will commence on or about March 18, 2002 to shareholders of record as of March 14, 2002. All proxies will be voted in accordance with the instructions contained therein, and if no instructions are specified, the proxies will be voted in accordance with the recommendations of the Board. Therefore, if no instructions are specified, the proxies will be voted FOR the election of the two Trustee nominees listed. Abstentions and broker non-votes (proxies that indicate that brokers or nominees have not received instructions from the beneficial owner of shares) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulating the total number of votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining the total number of votes cast. A Proxy on the enclosed form may be revoked by the shareholder at any time prior to its exercise at the Annual Meeting by submitting, to the Secretary of the Trust, a duly executed Proxy bearing a later date or by attending the Annual Meeting and orally withdrawing the Proxy.

     The voting securities of the Trust consist of shares of beneficial interest, $0.01 par value ("Shares"), of which 38,973,248 Shares were issued and outstanding at the close of business on March 14, 2002. The Trust has no other class of voting security. Each Share outstanding on March 14, 2002 will be entitled to one vote. Shareholders do not have cumulative voting rights.

                      THE BOARD OF TRUSTEES AND MANAGEMENT

The Board of Trustees

     The Board consists of seven Trustees divided into two classes of two Trustees each and one class of three Trustees. The terms of the Trustees continue until the Annual Meetings to be held in 2002, 2003 and 2004, respectively, and until their respective successors are elected. At each Annual Meeting, two or three Trustees are elected, subject to the limitations described below, for a term of three years to succeed those Trustees whose terms expire at such Annual Meeting. The Trust's By-Laws provide that no Trustee shall be nominated as a Trustee after such person's 72nd birthday.

     The Board held nine meetings in 2001. During 2001, each incumbent Trustee attended more than 75% of the total number of Board and committee meetings he or she was eligible to attend.

     The Nominating Committee held one meeting in 2001. The nominating committee makes recommendations to the Board for nominations of Trustees. The Committee will consider recommendations received from shareholders for nominations for Trustees to be elected at the 2003 Annual Meeting. Such recommendations must be submitted in writing before December 21, 2002 accompanied by a written statement setting forth the reasons the Trust would benefit from the election of such nominee. Committee members are Messrs. Cronin, Derrick, Osnos and Ms. Williams.

     The Audit Committee met nine times in 2001. The Audit Committee assists the Board in discharging its responsibility of oversight, but the existence of the Committee does not alter the responsibilities of the Trust's management and the independent accountant with respect to the accounting and control functions and financial statement presentation. For a more detailed description of the Audit Committee's duties and responsibilities see the Audit Committee Report on page 10 of this Proxy Statement. Committee members are Messrs. Derrick, Kendall, McDaniel, Osnos and Nason.

     The Compensation Committee met twice during 2001. The Committee is responsible for making recommendations to the Board with respect to compensation decisions. Committee members are Messrs. Kendall, McDaniel, Nason and Ms. Williams. See "Report on Executive Compensation" below.

     The six non-officer Trustees of the Trust receive an annual retainer of $18,000 plus a $1,000 per meeting fee for attending Board and committee meetings. In addition, each non-officer Trustee receives an annual grant of 2,000 Share options and 400 unrestricted Shares. The Trust has approved a non-qualified deferred compensation plan for the Trustees. The plan will allow the
                                       3